United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2018

Date of Report

Gulf & Orient Steamship Company, Ltd.

(Exact name of Registrant as specified in its Charter)

Colorado	000-52036	84-1344320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2560 Greensboro Drive

Reno, Nevada 89509

(Address of Principal Executive Offices)

(775) 224-4700

(Registrant’s Telephone Number, including area code)

601 South State Street

Salt Lake City, Utah 84101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

JUMPSTART OUR BUSINESS STARTUPS ACT DISCLOSURE

We qualify as an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act of 1933 (the “Securities Act”), as amended by the Jumpstart Our Business Startups Act (the “JOBS Act”). An issuer qualifies as an “emerging growth company” if it has total annual gross revenues of less than $1.0 billion during its most recently completed fiscal year, and will continue to be deemed an emerging growth company until the earliest of:

•	the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1.0 billion or more;

•	the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement;

•	the date on which the issuer has, during the previous three-year period, issued more than $1.0 billion in non-convertible debt; or

•	the date on which the issuer is deemed to be a “large accelerated filer,” as defined in Section 240.12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”).

As an emerging growth company, we are exempt from various reporting requirements. Specifically, we are exempt from the following provisions:

•	Section 404(b) of the Sarbanes-Oxley Act of 2002, which requires evaluations and reporting related to an issuer’s internal controls;

•	Section 14A(a) of the Exchange Act, which requires an issuer to seek shareholder approval of the compensation of its executives not less frequently than once every three (3) years; and

•

Section 14A(b) of the Exchange Act, which requires an issuer to seek shareholder approval of its so-called “golden parachute” compensation, or compensation upon termination of an employee’s employment.

Under the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards that have different effective dates for public and private companies until such time as those standards apply to private companies. We have elected to use the extended transition period for complying with these new or revised accounting standards. Since we will not be required to comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for other public companies, our financial statements may not be comparable to the financial statements of companies that comply with public company effective dates. If we were to elect to comply with these public company effective dates, such election would be irrevocable pursuant to Section 107 of the JOBS Act.

FORWARD LOOKING STATEMENTS

There are “forward-looking statements” in this Current Report that are not historical facts. These forward-looking statements can be identified by the use of terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. For a discussion of these risks, you should read this entire Current Report carefully, along with any Exhibits filed herewith.  Although management believes that the assumptions underlying the forward-looking statements included in this Current Report are reasonable, they do not guarantee our future performance, and actual results or expectations could differ from those contemplated by these forward-looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Current Report will in fact transpire. You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

NAME REFERENCES

In this Current Report, references to “Gulf & Orient,” the “Company,” “we,” “our,” “us” and words of similar import refer to “Gulf & Orient Steamship Company, Ltd.,” which is a Colorado corporation.

Item 1.01 Entry into Material Definitive Agreement.

The information contained in Item 2.01 below relating to the Share Exchange Agreement and other related agreements described therein is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

THE SHARE EXCHANGE AND RELATED TRANSACTIONS

The Share Exchange

On December 31, 2018 (the “Closing Date” or “Closing”), Gulf & Orient Steamship Company, Ltd., a Colorado corporation (“Gulf & Orient”) entered into a Share Exchange Agreement (the “Agreement”) with High Sierra Technologies, Inc., a Nevada corporation (“High Sierra”) and all of the shareholders of High Sierra, pursuant to which Gulf & Orient acquired 100% of the issued and outstanding shares of common stock of High Sierra (the “Share Exchange” or

“Acquisition”).  The Acquisition of High Sierra was consummated on the same date, and High Sierra is now a wholly-owned subsidiary of Gulf & Orient.  The names of the shareholders of High Sierra are listed in the Agreement, a copy of which is attached hereto as Exhibit 2.1.  As consideration for the Share Exchange, Gulf & Orient issued a total of 15,433,025 shares of the common stock of Gulf & Orient to the High Sierra shareholders.

The Share Exchange will be treated as a recapitalization of the Company for financial accounting purposes. High Sierra will be considered the acquirer for accounting purposes, and the historical financial statements of Gulf & Orient, before the Share Exchange will be replaced with the historical financial statements of High Sierra before the Share Exchange in all future filings with the SEC.

The parties have taken all actions necessary to ensure that the Share Exchange is treated as a tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended.

The issuance of shares of our common stock to holders of High Sierra’s capital stock in connection with the Share Exchange was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Regulation D and/or Regulation S promulgated by the SEC under that section.  These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement.

Related Stock Issuances

In connection with the Acquisition of High Sierra, Gulf & Orient also issued 1,087,525 shares of its common stock to Michael Vardakis, the former President and a current director of Gulf & Orient, for a cash payment of $21,750.50, 120,000 shares of its common stock to Melissa Ladakis, the former Secretary of Gulf & Orient, for services rendered which were valued at $0.02 per share, 30,000 shares of its common stock to Lynette Kelch, for services rendered which were valued at $0.02 per share; and 1,800,000 shares of its common stock to Biored, N.V., a Belgian corporation (“Biored”).  Biored loaned Gulf & Orient $500,000 in early June 2018 at five percent (5.0%) interest per annum.  Biored converted the principal amount of its loan ($500,000) and accrued interest of approximately $14,500 to the 1,800,000 shares of our common stock which it received, at a conversion price of approximately $0.2858 per share.

Similarly, the issuance of shares of our common stock to Biored, Mr. Vardakis, Ms. Ladakis and Ms. Kelch was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Regulation D and/or Regulation S promulgated by the SEC under that section. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement.

Post-Acquisition Shares Outstanding; Limited Float

Gulf & Orient now has a total of 20,189,642 shares of its common stock issued and outstanding following the Acquisition of High Sierra and the issuance of the other shares described above.

Prior to the Acquisition of High Sierra, Gulf & Orient has been a shell company, with a limited public float of approximately 190,000 shares. There has been no active market in the shares of common stock of the Company for many years.

Change of Control

Under the terms of the Agreement, as consideration for the Acquisition, the shareholders of High Sierra who collectively owned 15,433,025 shares of common stock of High Sierra, received one (1) share of Gulf & Orient’s common stock for each one (1) share of High Sierra common stock exchanged in the transaction.  As a result, the High Sierra shareholders, as a group, received 15,433,025 shares of our common stock in the exchange, which represent approximately 76.44% of the 20,189,642 issued and outstanding shares of our common stock immediately following the Acquisition.

The Agreement provided that at the Closing the Company would cause its Board of Directors to elect Vincent C. Lombardi to the Company’s Board of Directors to serve together with Michael Vardakis, that the pre-Closing officers of the Company (Michael Vardakis and Melissa Ladakis) would resign, and that the Board of Directors would appoint Vincent C. Lombardi as Chief Executive Officer and President, and Gregg W. Koechlein as the Chief Financial Officer, Secretary and Treasurer of the Company.  Mr. Koechlein was also appointed as the Chief Operating Officer.  This all occurred on the Closing Date.

Accounting Treatment; Change of Control

The Share Exchange is being accounted for as a “reverse acquisition,” and High Sierra is deemed to be the acquirer in the reverse acquisition. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Share Exchange will be those of High Sierra and will be recorded at the historical cost basis of High Sierra, and the consolidated financial statements after completion of the Share Exchange will include the assets and liabilities of High Sierra, historical operations of High Sierra and operations of the Company and its subsidiaries from the Closing Date of the Share Exchange. As a result of the issuance of the shares of our common stock pursuant to the Share Exchange, a change in control of the Company occurred as of the date of consummation of the Share Exchange. Except as described in this Current Report, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our Board of Directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

Related Party Transaction

The Acquisition is a related party transaction since Vincent C. Lombardi, the President and largest shareholder of High Sierra prior to the Acquisition, also owned 766,975 shares of our common stock prior to the Acquisition, which represented approximately 44.62% of our issued and outstanding shares prior to the Acquisition.  The terms of the Acquisition as described in the Agreement were negotiated principally between Mr. Lombardi, and Michael Vardakis who then served as the President and sole director of Gulf & Orient.  Mr. Vardakis believes the terms of the transaction to be fair to the shareholders of Gulf & Orient, although no fairness opinion was sought or obtained by either company.

On December 31, 2018, Michael Vardakis, as our sole director, approved the execution of the Agreement and the actions anticipated thereby.  The Acquisition was consummated on the same date.

Customary Representations, Warranties and Covenants

The Agreement contained customary representations and warranties, covenants of each party and customary Closing conditions. In addition, the successful Closing of the Acquisition was subject to various conditions described in the Agreement, including the delivery of all outstanding shares of High Sierra common stock, all required corporate approvals, the conversion of the Biored loan, the issuance of shares described above to Biored, Mr. Vardakis, Ms. Ladakis and Ms. Kelch, and delivery of financial statements and other items specified in the Agreement. A copy of the Agreement has been attached as Exhibit 2.1 to this Current Report on Form 8-K.  It can be accessed through the SEC’s EDGAR database at www.sec.gov.

DESCRIPTION OF BUSINESS

Immediately following the Share Exchange, the business of High Sierra became our business.

High Sierra’s History

High Sierra was incorporated in the State of Nevada in August of 2018.  It was formed with the intention that it would become the assignee, owner and licensor of certain Intellectual Property that was, prior to assignment, the property of Vincent C. Lombardi, Ph.D. (the “Intellectual Property”) who is an officer, director and co-founder of High Sierra.  High Sierra was further formed with the goal that it would continue to develop and expand its intellectual property portfolio with an emphasis on the recreational cannabis industry as well as the industrial hemp industry.

Summary of Business

The current Intellectual Property portfolio consists of all of the rights, title and interest that Dr. Lombardi had in certain two Provisional Patent Applications (collectively, the “Applications”).  Assignments of both of these applications, which assign their ownership to High Sierra, have been filed with the United States Patent & Trademark Office.

The Applications are based on the premise that cannabis (also known as marijuana) which is a preparation of the cannabis plant that encompasses at least three genera of flowering plant in the family of Cannabaceae including Cannabis sativa, Cannabis indica and Cannabis ruderalis has a distinct odor and flavor, primarily as a result of several volatile small molecules known as terpenes. These terpenes are also present in the genus of the flowering plant commonly known as hemp.  Although the odor and flavor that results from the presence of these terpenes is desirable to many users of cannabis and/or hemp, the strong and pungent odor, as well as the distinctive flavor, is undesirable by others especially due to the fact that the odor lingers after use of cannabis and/or hemp. Additionally, the characteristic odor makes it obvious that a given individual has recently used cannabis and/or hemp. Since a user of hemp is doing so for solely medicinal purposes, High Sierra believes this negative characteristic is of even greater importance to a user of a hemp-based product. Furthermore, the strong and pervasive odor, as well as the distinctive flavor, that results from the presence of these terpenes represents an obstacle for creating a flavored form of cannabis and/or hemp which High Sierra believes to be desirable.

The Intellectual Property

High Sierra now owns two provisional patent applications which it acquired from Dr. Lombardi.  The first Application describes a new and novel cannabis product that is produced by removing or significantly reducing the naturally occurring compliment of volatile organic molecules from cannabis, which primarily consist of terpenes, and are collectively known as the essential oils.  This new and novel cannabis product embodies any product produced from any of the of flowering plants of the genus Cannabis, using any convenient method for removing or significantly reducing the naturally occurring compliment of essential oils, and, which at the same time, generally preserves the naturally occurring compliment of cannabinoids in a product that retains the naturally occurring physical structure of cannabis plant material that is normally consumed by way of smoking (combustion and subsequent inhalation) and also leaves the modified harvested cannabis plant material undamaged and still in a condition that it can be smoked in the same manner as before it was modified by the process and/or processes described herein.

The second Application describes a new and novel cannabis product that is produced by further modifying a cannabis product based on the first Application containing cannabis plant material that has been previously modified by removing or significantly reducing the naturally occurring compliment of volatile organic molecules, which primarily consist of terpenes, and are collectively known as the essential oils, so as to create a low, or no, odor and reduced flavor form of cannabis product. The previously modified cannabis product is then subjected to additional modification, or modifications, consisting of the addition of volatile organic molecules, either naturally occurring or synthetically produced, including, but not limited to, essential oils, flavorings or terpenes and terpenoids so as to cause it to have new and unique odors and flavors.

By using the techniques and processes covered by the two Applications, High Sierra can create a low, or no, odor and reduced flavor form of cannabis, which can be used in that state or modified to have new and unique odors and flavors.

High Sierra’s Intellectual Property encompasses the dried cannabis plant material, or flower, that is intended to be smoked, as well as any dried cannabis plant material that is intended to be smoked and to which flavoring is added. It should be noted that this technology is also applicable to the use of hemp-based products that are to be smoked both in non-flavored and flavored forms.

High Sierra has engaged the law firm of Oliff PLC to prosecute the two provisional patent Applications, and to eventually convert them to utility patents.  High Sierra then intends to simultaneously file patent applications in Canada based on the provisional patent Applications.  During the course of this process, High Sierra intends that Oliff PLC will also file for protection based on the Patent Cooperation Treaty which will afford High Sierra additional temporary protection in an additional 152 other countries.  High Sierra expects all of this to be accomplished prior to the end of January 2019.  High Sierra believes that this will allow it sufficient additional time to ascertain where it believes that individual foreign patent applications may be needed.

High Sierra’s current Iintellectual Property Applications are specific to the dried cannabis plant material where the characteristic odor and flavor have been removed or significantly reduced as well as products that utilizes the first product. High Sierra believes that its intellectual property may be able to be expanded to include other opportunities in the cannabis and industrial hemp markets.  High Sierra is currently attempting to develop such products, independently, and through joint venture arrangements.  However, the Company can offer no assurance that High Sierra will be successful in this effort.

High Sierra believes that it is likely that its Provisional Patent Applications will be granted, and that they will be converted into full Utility Patents in due course.

Marketing Plans to License the Intellectual Property

High Sierra is now aggressively marketing the licensing of its technology in all states in the U.S. where cannabis and/or hemp has been legalized both for medicinal and/or recreational use.  It also plans to use a similar marketing strategy in all provinces in Canada which has legalized both the medicinal and recreational uses of cannabis as of October 17, 2018.  Hemp has long been legal in Canada. High Sierra is targeting entities that are licensed to produce, process and/or manufacture cannabis and/or hemp related products.  High Sierra also believes that its technology will be of interest to tobacco companies in the United States, Canada and other places if those companies choose to enter the cannabis and/or hemp marketplaces as the legalization of cannabis and/or hemp progresses.

High Sierra considers every manufacturer of cannabis and/or hemp products a potential customer. Because each is registered with its respective State and are of public record, High Sierra has begun to identify each manufacturer for a direct marketing campaign. High Sierra plans to aggressively exploit what it believes to be niche areas of the cannabis and/or hemp markets that are not currently being addressed.

Presently, manufacturers of cannabis and/or hemp products are limited to selling low-odor cannabis and/or hemp for smoking, as an extract, and are limited to selling flavored product either as an extract for smoking or edibles. While it is possible to produce a flavored dried plant form without first removing the natural complement of terpenes, High Sierra believes that the strong natural smell and flavor makes it impractical to add additional flavoring other than additional terpenes.

Because low odor or no odor cannabis and/or hemp plant material products for smoking are novel and currently do not exist, it is High Sierra’s goal to create a market for such products by demonstrating their utility and desirability. Low-odor cannabis and/or hemp plant material allows one to smoke cannabis and/or hemp without its use being apparent due to the residual smell on the user. It also allows the user the convenience of smoking cannabis and/or hemp in the form of a rolled cigarette or a pipe. Because low-odor and flavored cannabis and/or hemp plant material can be conveniently made into cigarettes, it is High Sierra’s belief that as cannabis and/or hemp gain acceptance according to local and Federal laws, that the large tobacco companies will want to enter the cannabis and/or hemp market spaces and will rely on their present business model of selling cigarettes that are pre-packaged. These companies are all potential clients to license High Sierra’s technology.

As of the date of this Current Report, High Sierra has entered into negotiations for the licensing of its technologies with a number of companies in three Western States that have legalized both the medicinal and recreational uses of cannabis as well as having legalized the growing of hemp for medicinal uses. High Sierra has entered into Non-Disclosure Agreements and non-binding Letters of Intent with two of these companies and is in negotiations with other companies.   High Sierra has also entered into a Non-Disclosure Agreement and Letter of Intent with another company to patent and develop farm equipment specifically designed to increase the efficacy of the planting and production of both cannabis and hemp crops.

General Information Concerning Cannabis and Hemp and Related Regulatory Laws

Currently, cannabis is consumed in three forms. The dried plant material that is smoked, extracts of cannabis that are smoked using devices such as e-cigarettes, and cannabis consumables. Hemp based products may also be consumed by these same three methods as well as being used as a topical application to the skin. High Sierra’s Intellectual Property is currently specific for dried cannabis plant material, including hemp, which is intended to be consumed by smoking which High Sierra believes to be the largest segment of the cannabis related market.

After the recent national and local elections in November of 2018, recreational cannabis is now currently legal in ten states and the District of Columbia and medicinal cannabis is now legal in 33 states, the District of Columbia, Guam and Puerto Rico. Thirteen states and the U.S. Virgin Islands have passed laws decriminalizing cannabis in some form.  In addition, Canada has legalized both medicinal and recreational cannabis in all provinces as of October 17, 2018.  Hemp, which is defined as cannabis, with a tetrahydrocannabinol (THC) content of less than 0.3%, has long been legalized in Canada. It should be noted that cannabis continues to be illegal at the Federal level in the United States. It should be further noted that, with the President’s signature on the 2018 US Farm Bill that was passed overwhelmingly by Congress, the non-psychoactive components of cannabis, such as cannabidiol will become legal in all states and will cease to be controlled substances that come under the authority of the Food and Drug Administration.

With the enactment on December 20, 2018 of the 2018 U.S. Farm Bill, hemp and/or cannabidiol based products are no longer classified as controlled substances. High Sierra believes that its technology will also be readily applicable to hemp and/or cannabidiol based products that may be consumed via combustion and subsequent inhalation and/or ingestion in various forms.  Because there are currently known uses of hemp and/or cannabidiol products that use combustion and subsequent inhalation as a method of consumption, High Sierra believes that such producers and users of these products will see a similar advantage to the use of High Sierra’s technologies as do the producers and users of medical and recreational cannabis products that are consumed via combustion and subsequent inhalation and/or ingestion in various forms.

Because High Sierra’s business model is based on the licensing of its technology, it is not necessary for High Sierra to handle, sell or distribute cannabis in order to benefit from the rapidly expanding cannabis market. Accordingly, High Sierra is not directly subject to the limitations imposed by these existing Federal laws in the United States as they may relate to cannabis. With the enactment on December 20, 2018 of the 2018 U.S. Farm Bill, hemp-based products have ceased to be controlled substances that come under the authority of the Food and Drug Administration thus providing High Sierra an opportunity in a new marketplace that is not subject to the same level of Federal regulation as is cannabis.  This puts High Sierra in a unique position to benefit from the rapidly expanding cannabis and hemp industries, while at the same time, not being directly subject to the Federal controlled substance laws of the United States.

Market Place Overview

According to a report by the Brightfield Group, the global cannabis market is currently estimated to be worth $7.7 billion and will likely experience a compound annual growth rate of 60 percent as other countries liberalize their marijuana laws. It should also be noted that Wall Street analysts have projected that the change in the laws related to cannabis in Canada could create as much as $5 billion in additional sales. The international market for cannabis is projected to hit $31.4 billion by 2021, according to a report from the Brightfield Group.  Cowen & Co. has estimated that U.S. cannabis sales could reach $75 billion by 2030.  Furthermore, a report by the European investment bank Bryan, Garnier & Co., projects legal global cannabis market will grow by more than 1,000% over the next decade and could reach $140 billion by 2027.

According to 2016 statistics reported by the State of Washington, sales of cannabis flower represented 61% of total cannabis product sales. Because of the new and novel nature of High Sierra’s product, it’s difficult to estimate the potential market; however, if one assumes that cigarette sales statistics are a reflection of potential cannabis sales, methanol cigarette sales are estimated to represent 30% of total tobacco sales (Lorillard, Inc. 2012 Form 10-K, p. 40. U.S. Securities and Exchange Commission). High Sierra believes that cannabis products that employ its technology (with respect to utilizing unflavored product as the starting material to make a flavored product) will create a significant addition to the existing cannabis markets.  High Sierra further believes that it is reasonable to project a similar percentage of flavored cannabis sales as opposed to non-flavored cannabis sales. If trends for tobacco cigarettes are an indication of future cannabis cigarette sales, flavored cannabis cigarettes could represent a market of $1.4 billion (based on $7.7 billion total 2016 cannabis sales, 61% cannabis flower sales, and 30% flavored cannabis sales). High Sierra believes that it may earn significant licensing revenue from licensing its existing technology, based on its proposed 10% licensing fee. If large tobacco companies enter the cannabis marketplace, they are likely to represent a new and highly significant licensing revenue source for High Sierra.

Of the five Western states that have legalized cannabis, the first-year sales for each state were significant.  Nevada had first year sales of approximately $425 million (based on only 6 months of sales in 2017), Colorado had first year sales of approximately $303 Million, Washington had first year sales of approximately $259 million and Oregon had first year sales of approximately $241 million.  According to BDS Analytics, it is projected that California will have sales in excess of $3.7 billion it its first year of legalization (2018).  Additionally, Colorado reported 2017 sales of approximately $1.5 billion, Washington reported 2017 sales of approximately $1.3 billion and Oregon reported 2017 sales of approximately $500 million (based on recreational dispensary sales only.  According to projections by BDS Analytics and Acrview Market Research, the market for cannabis-based products approached nearly $10 billion in 2017 which represents a 33% increase over 2016.  Both companies indicate that this percentage of annual increase will continue to grow based on more states legalizing cannabis for recreational use and the recent change in the laws in Canada that went into effect on October 17, 2018.

Currently, companies such as Canopy Growth, Cronos Group and Tilray which are based in Canada have begun to be traded both on the NASDAQ and the New York Stock Exchange.  Constellation Brands has recently invested $4 billion in Canopy Growth based on its belief in the strong future for the market place for cannabis.

It should be noted that none of these statistics or projections include products based on the non-psychoactive components of cannabis, such as hemp and/or cannabidiol.  These are markets that Statista has estimated will grow from $108 million in 2014 to $1.5 billion in 2022.  In 2016, Forbes predicted that these markets are likely to grow 700% by 2020.  High Sierra believes that its opportunities will be increased with its proposed entrance into the non-psychoactive components of cannabis, such as hemp and/or cannabidiol marketplaces.

Competition

High Sierra is not aware of any other companies that are working on similar technology that can be applied to cannabis and/or hemp flower products to remove or significantly reduce the odor and flavor of such products which are consumed by smoking and/or ingestion.  However, High Sierra believes that eventually there may be competitors.  High Sierra believes that it will have an early competitive advantage being the first to enter this line of business, and it believes that its Provisional Patent Applications, if granted, will give High Sierra some significant protection from competing companies.

High Sierra believes that its only significant competition at the present time is those companies or individuals who sell cannabis and/or hemp extracts and/or cannabis and/or hemp-based consumables with low or no odor or flavor.

Employees

As of the date of this Current Report, we have only one part-time employee who is Gregg W. Koechlein and no full time employees.  We have no written employment agreements.  We have never experienced a work stoppage and believe our relationship with our employee is good.

Exchange Act

We are subject to the following regulations of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and applicable securities laws, rules and regulations promulgated under the Exchange Act by the SEC.  Compliance with these requirements of the Exchange Act increases our legal and accounting costs.

Smaller Reporting Company

We are subject to the reporting requirements of Section 13 of the Exchange Act, and subject to the disclosure requirements of Regulation S-K of the SEC, as a “smaller reporting company.”  That designation will relieve us of some of the informational requirements of Regulation S-K.

Emerging Growth Company

We are also an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, or “JOBS Act.” As long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not an “emerging growth company,” like those applicable to a “smaller reporting company,” including, but not limited to, a scaled down description of our business in SEC filings; no requirements to include risk factors in Exchange Act filings; no requirement to include certain selected financial data and supplementary financial information in SEC filings; not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act; reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements that we file under the Exchange Act; no requirement for Sarbanes-Oxley Act Section 404(b) auditor attestations of internal control over financial reporting; and exemptions from the requirements of holding an annual nonbinding advisory vote on executive compensation and seeking nonbinding stockholder approval of any golden parachute payments not previously approved. We are also only required to file audited financial statements for the previous two fiscal years when filing registration statements, together with reviewed financial statements of any applicable subsequent quarter.

We may take advantage of these reporting exemptions until we are no longer an “emerging growth company.” We can remain an “emerging growth company” for up to five years.  We would cease to be an “emerging growth company” prior to such time if we have total annual gross revenues of $1 billion or more and when we become a “larger accelerated filer,” have a public float of $700 million or more or we issue more than $1 billion of non-convertible debt over a three-year period.

Under the JOBS Act, emerging growth companies can also delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have irrevocably elected not to avail ourselves of this exemption from new or revised accounting standards and, therefore, will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

Sarbanes/Oxley Act

Except for the limitations excluded by the JOBS Act discussed under the preceding heading “Emerging Growth Company,” we are also subject to the Sarbanes-Oxley Act of 2002.  The Sarbanes/Oxley Act created a strong and independent accounting oversight board to oversee the conduct of auditors of public companies and strengthens auditor independence.  It also requires steps to enhance the direct responsibility of senior members of management for financial reporting and for the quality of financial disclosures made by public companies; establishes clear statutory rules to limit, and to expose to public view, possible conflicts of interest affecting securities analysts; creates guidelines for audit committee members’ appointment, compensation and oversight of the work of public companies’ auditors; management assessment of our internal controls; prohibits certain insider trading during pension fund blackout periods; requires companies and auditors to evaluate internal controls and procedures; and establishes a federal crime of securities fraud, among other provisions. Compliance with the requirements of the Sarbanes/Oxley Act will substantially increase our legal and accounting costs

Exchange Act Reporting Requirements

Section 14(a) of the Exchange Act requires all companies with securities registered pursuant to Section 12(g) of the Exchange Act to comply with the rules and regulations of the SEC regarding proxy solicitations, as outlined in Regulation 14A.  The Company is subject to those rules and regulations. Matters submitted to shareholders at a special or annual meeting thereof or pursuant to a written consent will require us to provide our shareholders with the information outlined in Schedules 14A (where proxies are solicited) or 14C (where consents in writing to the action have already been received or anticipated to be received) of Regulation 14, as applicable; and preliminary copies of this information must be submitted to the SEC at least 10 days prior to the date that definitive copies of this information are forwarded to our shareholders.

We are also required to file annual reports on Form 10-K and quarterly reports on Form 10-Q with the SEC on a regular basis, and will be required to timely disclose certain material events (e.g., changes in corporate control; acquisitions or dispositions of a significant amount of assets other than in the ordinary course of business; and bankruptcy) in a Current Report on Form 8-K.

Reports to Security Holders

You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also find all of the reports that we have filed electronically with the SEC at their Internet site www.sec.gov.

RISK FACTORS

An investment in our securities involves a high degree of risk. You should not invest in our securities if you cannot afford to lose your entire investment. In deciding whether you should invest in our securities, you should carefully consider the following information together with all of the other information contained in this Current Report. Any of the following risk factors can cause our business, prospects, financial condition or results of operations to suffer and you to lose all or part of your investment.

General Risks Relating to our Business, Operations and Financial Condition

We are newly formed, and our auditors have added a “going concern” qualification to their Independent Auditor’s Report issued for our financial statements.

Our Independent Auditor’s Report expresses a “going concern” reservation in connection with the audited financial statements of High Sierra for the period from inception to the period ended September 30, 2018. Note 2 of the audited financial statements states that “the Company [High Sierra] sustained operating losses in the current and prior years and may not achieve the level of profitable operations to sustain its activities.  These factors raise substantial doubt as to its ability to achieve profitable operations in order to continue as a going concern.”

We have a limited operating history and are subject to the risks encountered by early-stage companies.

High Sierra was organized in the State of Nevada in August 2018. Because our operating company has a limited operating history, you should consider and evaluate our operating prospects in light of the risks and uncertainties frequently encountered by early-stage companies in rapidly evolving markets. For us, these risks include:

• risks that we may not have sufficient capital to achieve our growth strategy;
• risks that we may not develop our product offerings in a manner that enables us to be profitable and meet our customers’ requirements;
• risks that our growth strategy may not be successful; and
• risks that fluctuations in our operating results will be significant relative to our revenues.

These risks are described in more detail below. Our future growth will depend substantially on our ability to address these and the other risks described in this section. If we do not successfully address these risks, our business would be significantly harmed.

We have a history of net losses, may incur substantial net losses in the future and may not achieve profitability.

We have not yet started to generate any revenues.  We have incurred significant losses since inception. We expect to incur increased costs to implement our business plan and generate revenues, such as legal and accounting expenses to remain a public company, travel expenses, and legal expenses for protecting our intellectual property. If our revenues do not increase to offset these additional expenses or if we experience unexpected increases in operating expenses, we will continue to incur significant losses and will not become profitable. If we are not able to generate sufficient revenues, we will likely not be able to achieve profitability in the future.

Our operating losses raise substantial doubt about our ability to continue as a going concern. If we do not continue as a going concern, investors could lose their entire investment.

Our operating losses raise substantial doubt about our ability to continue as a going concern. If we do not generate revenues, do not achieve profitability and do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

Our management has little experience in our chosen industry of operations and must initially rely on outside consultants or others in this industry to make informed business decisions; and potential conflicts of interest involving those parties who are relied upon could adversely affect the value of our life insurance products.

Members of our management are new to the industry.  The Company’s Intellectual Property is new and is now just being exposed to the industry.  Our management may need to engage consultants in the industry to advise management on certain decisions that management will need to make.  Many of these consultants or servicers represent or provide services to others in this industry, and no assurance can be given that we, as a new, developmental stage company and a small competitor which may compete with larger competitors in this industry, will not be treated less favorably by these consultants than our competitors. Even as management accumulates expertise in this industry, we may still rely on the expertise of outside consultants for advice.”

If we are unable to manage our anticipated growth effectively, our business could be adversely affected.

We anticipate that a significant expansion of our operations will be required in all areas of our operations in order to implement our business plan. Our future operating results depend to a large extent on our ability to manage this growth successfully. For us to manage such growth, we must put in place legal and accounting systems, and implement human resource management and other tools. We have taken preliminary steps to put this structure in place. However, there is no assurance that we will be able to successfully manage this anticipated growth. A failure to manage our growth effectively could materially and adversely affect our ability to market our intellectual property.

The implementation of laws, rules and regulations could negatively affect our business.

As explained above under “Description of Business - General Information Concerning Cannabis and Hemp and Related Regulatory Laws” recent legislative changes in certain states in the U.S. and in Canada have been to liberalize laws permitting the use of cannabis and hemp products for medicinal uses and even recreational uses.  However, Federal law in the U.S. still prohibits the use of cannabis.  If the federal government chooses to enforce existing federal laws strictly, this would have a negative impact on the Company’s business.  Changes in local state laws where the use of cannabis is now permitted, could negatively affect our operations. Such changes could result in our having to change our business model, which could negatively impact future revenues.

The laws, regulations and guidelines generally applicable to the medical cannabis industry domestically are changing and may change in ways currently unforeseen by us.

The companies that engage in selling cannabis and cannabis products are subject to various laws, regulations and guidelines relating to the marketing, acquisition, manufacture, packaging/labeling, management, transportation, storage, sale and disposal of medical and recreational cannabis and also including laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. If any changes to such laws, regulations and guidelines occur (in the U.S., its states and in Canada the laws and regulations are currently changing at a rapid pace), which are matters beyond our control, we may incur significant costs in complying with such changes or we may be unable to comply therewith, which in turn may result in a material adverse effect on our business, financial condition and results of operations.

Changes in the regulations governing medical cannabis may adversely impact our business.

Our growth strategy with respect to international operations continues to evolve as regulations governing the medical cannabis industry in the jurisdictions in which we intend to operate become more fully developed. Interpretation of these laws, rules and regulations and their application to our operations is ongoing. Although, to our knowledge, we are currently in material compliance with all applicable laws, regulations and guidelines in such jurisdictions, no assurance can be given that new laws, regulations and guidelines will not be enacted or that existing laws, regulations and guidelines will not be interpreted or applied in a manner which could limit or curtail our operations in such jurisdictions. Amendments to current laws, regulations and guidelines, more stringent implementation or enforcement thereof or other unanticipated events, including changes in political regimes and attitudes toward cannabis, are beyond our control and could require extensive changes to our operations, which in turn may result in a material adverse effect on our business, financial condition and results of operations.

Furthermore, additional countries and/or states continue to pass laws that allow for the production and distribution of cannabis for medical and recreational purposes in some form or another. Increased competition and limitations placed on us (or on third parties that sell cannabis products) by regulations might lower the demand for our Intellectual Property on a global scale.

Future clinical research studies on the effects of medical cannabis may lead to conclusions that dispute or conflict with our understanding and belief regarding the medical benefits, viability, safety, efficacy, dosing and social acceptance of cannabis.

Research in Canada, the United States and internationally regarding the medical benefits, viability, safety, efficacy, dosing and social acceptance of cannabis or isolated cannabinoids (such as CBD and THC) remains in early stages. There have been relatively few clinical trials on the benefits of cannabis or isolated cannabinoids (such as CBD and THC).  Some research has concluded that there are medical benefits associated with the use of cannabis. Future research and clinical trials may contradict such conclusions, or prove such statements to be incorrect, or could raise concerns regarding, and perceptions relating to, cannabis.

If future research studies and clinical trials reach negative conclusions regarding the medical benefits, viability, safety, efficacy, dosing, social acceptance or other facts and perceptions related to medical cannabis, then that could have a material adverse effect on the demand for cannabis and for our Intellectual Property with the potential to lead to a material adverse effect on our business, financial condition and results of operations.

The medical cannabis industry and markets are relatively new in Canada, certain states in the U.S. and in other jurisdictions, and this industry and market may not continue to exist or grow as anticipated or we may ultimately be unable to succeed in this industry and market.

We are operating our business in a relatively new cannabis industry and market. In addition to being subject to general business risks, a business involving an agricultural product and a regulated consumer product, we need to build brand awareness in this industry and market through investments in our strategy and compliance with regulations. These activities may not promote our brand and products as effectively as intended, or at all. Competitive conditions, consumer tastes, patient requirements and spending patterns in this new industry and market are relatively unknown and may have unique circumstances that differ from existing industries and markets.

Accordingly, there are no assurances that this industry and market will continue to exist or grow as currently estimated or anticipated, or function and evolve in a manner consistent with management's expectations and assumptions. Any event or circumstance that affects the medical and recreational cannabis industry and market could have a material adverse effect on our business, financial condition and results of operations.

We may be subject to product liability claims.

As the licensor of Intellectual Property to be used to modify products designed to be ingested by humans, we face an inherent risk of exposure to product liability claims, regulatory action and litigation if the products are alleged to have caused significant loss or injury. In addition, the modification of cannabis products involves the risk of injury to consumers due to tampering by unauthorized third parties or product contamination. Previously unknown adverse reactions resulting from human consumption of cannabis products alone or in combination with other medications or substances could occur. We may be subject to various product liability claims, including, among others, that the modified products caused injury or illness, include inadequate instructions for use or include inadequate warnings concerning possible side effects or interactions with other substances. A product liability claim or regulatory action against us could result in increased costs, could adversely affect our reputation with our clients and consumers generally, and could have a material adverse effect on our business, financial condition and results of operations.

There can be no assurances that we will be able to obtain or maintain product liability insurance on acceptable terms or with adequate coverage against potential liabilities. Such insurance is expensive and may not be available in the future on acceptable terms, or at all. The inability to obtain sufficient insurance coverage on reasonable terms or to otherwise protect against potential product liability claims could prevent or inhibit the commercialization of modified cannabis products.

The technologies, process and formulations we use may face competition or become obsolete.

Rapidly changing markets, technology, emerging industry standards and frequent introduction of new products characterize the cannabis business. The introduction of new products embodying new technologies, including new manufacturing processes or formulations, and the emergence of new industry standards may render our Intellectual Property obsolete, less competitive or less marketable. The process of developing our Intellectual Property is complex and requires significant continuing costs, development efforts and third party commitments, including licensees, researchers, collaborators and possibly lenders. Our failure to develop new technologies and products and the obsolescence of existing technologies or processes could adversely affect our business, financial condition and results of operations. We may be unable to anticipate changes in our potential customer requirements that could make our existing technology, processes or formulations obsolete. Our success will depend in part, on our ability to continue to enhance our existing technologies, develop new technology that addresses the increasing sophistication and varied news of the market, and respond to technological advances and emerging industry standards and practices on a timely and cost-effective basis. The development of our proprietary technology, processes and formulations entails significant technical and business risks. We may not be successful in using our new technologies or exploiting our niche markets effectively or adapting our business to evolving customer or medical requirements or preference or emerging industry standards.

If we are not able to comply with all safety, health and environmental regulations applicable to our operations and industry, we may be held liable for any breaches thereof.

Our operations are subject to environmental and safety laws and regulations concerning, among other things, emissions and discharges to water, air and land, the handling and disposal of hazardous and non-hazardous materials and wastes, and employee health and safety. We will incur ongoing costs and obligations related to compliance with environmental and employee health and safety matters. Failure to comply with environmental and employee health and safety laws and regulations may result in additional costs for corrective measures, penalties or in restrictions on our operations. In addition, changes in environmental, employee health and safety or other laws, more vigorous enforcement thereof or other unanticipated events could require extensive changes to our operations or give rise to material liabilities, which could have a material adverse effect on our business, financial condition and results of operations.

Increasing competition within our emerging industry could have an impact on our business prospects.

Our business is an emerging industry where new competitors may enter the market. These competing companies may have significantly greater financial and other resources than we have. Increasing competition may have a negative impact on any profit margins that we are able to attain.

If we lose the services of our founders or other members of our senior management team, we may not be able to execute our business strategy.

Our success depends in a large part upon the continued service of our senior management team. In particular, the continued service of our founders, Vincent C. Lombardi and Gregg W. Koechlein, is critical to our vision, strategic direction, culture, products and technology. We do not maintain key-man insurance for any of our founders or other members of our senior management team. The loss of any of our founders, even temporarily, or any other member of senior management could harm our business.

We may not be able to adequately protect our proprietary technology, and our competitors may be able to offer similar products and services, which would harm our competitive position.

Our success depends in part upon our proprietary technology. We intend to rely primarily on trademark, patent, trade secret laws, confidentiality procedures, license agreements and contractual provisions to establish and protect our proprietary rights. Despite these precautions, third parties could copy or otherwise obtain and use our technology without authorization or develop similar technology independently. We cannot assure you that the protection of our proprietary rights will be adequate or that our competitors will not independently develop similar technology, duplicate our products and services or design around any intellectual property rights we hold.

If third parties claim that we infringe their intellectual property, it may result in costly litigation.

We cannot assure you that third parties will not claim our current technology and future products infringe their intellectual property rights. Any such claims, with or without merit, could cause costly litigation that could consume significant management time. Such claims also might require us to enter into royalty or license agreements. If required, we may not be able to obtain such royalty or license agreements or obtain them on terms acceptable to us.

We may need additional financing. Any limitation on our ability to obtain such additional financing could have a material adverse effect on our business, financial condition and results of operations.

Although we expect that the remaining proceeds we received from the conversion of the Biored loan at the Closing will be sufficient to enable us to obtain licensing revenue and implement our business plan, there can be no assurance that we will not require additional capital. The raising of additional capital could result in dilution to our stockholders. In addition, there is no assurance that we will be able to obtain additional capital if we need it, or that if available, it will be available to us on favorable or reasonable terms. Any limitation on our ability to obtain additional capital as and when needed could have a material adverse effect on our business, financial condition and results of operations.

If we fail to maintain proper and effective internal controls, our ability to produce accurate and timely financial statements could be impaired, which could harm our operating results, our ability to operate our business and investors’ views of us.

Ensuring that we have adequate internal financial and accounting controls and procedures in place so that we can produce accurate financial statements on a timely basis is a costly and time-consuming effort that will need to be evaluated frequently. Section 404 of the Sarbanes-Oxley Act requires public companies to conduct an annual review and evaluation of their internal controls. Our failure to maintain the effectiveness of our internal controls in accordance with the requirements of the Sarbanes-Oxley Act could have a material adverse effect on our business. We could lose investor confidence in the accuracy and completeness of our financial reports, which could have an adverse effect on the price of our common stock. In addition, if our efforts to comply with new or changed laws, regulations, and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, regulatory authorities may initiate legal proceedings against us, and our business may be harmed.

Risks Relating to our Securities

The shares of Common Stock issued in the Share Exchange are “restricted securities” and, as such, may not be sold except in limited circumstances.

The Shares of Common Stock issued in the Share Exchange have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities law. As a result, the shares are “restricted securities” under the Securities Act and they may not be sold, transferred, pledged or otherwise disposed of unless they are registered under the Securities Act and applicable state securities laws, except in a transaction which, to our satisfaction and that of our counsel, is exempt from such registration requirements.

In addition, Rule 144 promulgated under the Securities Act, which permits the resale of the shares of Common Stock, subject to various terms and conditions, will generally not apply to our common stock until one year after we cease to be a “shell company” under SEC regulations and all Form 10 required information has been filed with the SEC. We believe that we exited shell company status as of the Closing of the Share Exchange and we have filed the required Form 10 information in this Current Report. The one year waiting period before Rule 144 will become available should begin as of the filing of this Current Report. As a result, your ability to sell your shares may be limited.

Our Management members own approximately 67.86% of our outstanding common stock and could elect all of our directors who in turn elect all of our officers.

This percentage of stock ownership is significant in that it could carry any vote on any matter requiring stockholder approval, including the subsequent election of directors, who in turn elect all officers. As a result, these persons effectively control the Company, regardless of the vote of other stockholders. As a result, other stockholders may not have an effective voice in our affairs. See the caption “Security Ownership of Certain Beneficial Owners and Management” in this Item 2.01 below.

Because the Share Exchange will result in a deemed a reverse Acquisition, we may not be able to attract the attention of major brokerage firms, which may limit the liquidity of our Common Stock and may make it more difficult for us to raise additional capital in the future.

Additional risks may exist because the Share Exchange will be considered a “reverse Acquisition” under accounting and securities regulations. Certain SEC rules are more restrictive when applied to reverse Acquisition companies, such as the ability of stockholders to resell their shares of Common Stock pursuant to Rule 144. In addition, securities analysts of major brokerage firms may not provide coverage of our Common Stock following the Share Exchange because there may be little incentive for brokerage firms to recommend the purchase of our Common Stock. As a result, our Common Stock may have limited liquidity and investors may have difficulty selling it. In addition, we cannot assure you that brokerage firms will want to conduct any secondary offerings on our behalf if we seek to raise additional capital in the future. Our inability to raise additional capital may have a material adverse effect on our business.

There is not now, and there may not ever be, an active market for the Company’s Common Stock.

There currently is no public market for our Common Stock. Further, although our Common Stock is currently quoted on the OTC Bulletin Board (the “OTCBB”), trading of our Common Stock has not yet commenced. When our stock does begin to trade, such trading may be extremely sporadic. For example, several days may pass before any shares may be traded. As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations of the price of, our Common Stock. Accordingly, investors must assume they may have to bear the economic risk of an investment in our Common Stock for an indefinite period of time. There can be no assurance that a more active market for the Common Stock will develop, or if one should develop, there is no assurance that it will be sustained. This severely limits the liquidity of our Common Stock and would likely have a material adverse effect on the market price of our Common Stock and on our ability to raise additional capital.

We cannot assure you that the Common Stock will become liquid or that it will be listed on a securities exchange.

Until our Common Stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, we expect our Common Stock to remain eligible for quotation on the OTCBB. In those venues, however, an investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock. In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of the Common Stock. This would also make it more difficult for us to raise capital.

Our Common Stock is subject to the “penny stock” rules of the SEC and the trading market in the securities is limited, which makes transactions in the stock cumbersome and may reduce the value of an investment in the stock.

The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

•	that a broker or dealer approve a person’s account for transactions in penny stocks; and
•	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

•	obtain financial information and investment experience objectives of the person; and
•

make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form sets forth:

•	the basis on which the broker or dealer made the suitability determination; and
•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of common stock and cause a decline in the market value of stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

The price of our Common Stock may become volatile, which could lead to losses by investors and costly securities litigation.

The trading price of our Common Stock is likely to be highly volatile and could fluctuate in response to factors such as:

• actual or anticipated variations in our operating results;

• announcements of developments by us or our competitors;

• announcements by us or our competitors of significant Acquisitions, strategic partnerships, joint ventures or capital commitments;

• adoption of new accounting standards affecting our Company’s industry;

• additions or departures of key personnel;

• sales of our Common Stock or other securities in the open market; and

• other events or factors, many of which are beyond our control.

The stock market is subject to significant price and volume fluctuations. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been initiated against the company. Litigation initiated against us, whether or not successful, could result in substantial costs and diversion of our management’s attention and resources, which could harm our business and financial condition.

We do not anticipate dividends to be paid on our Common Stock, and investors may lose the entire amount of their investment.

Cash dividends have never been declared or paid on the Common Stock, and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares. We cannot assure stockholders of a positive return on their investment when they sell their shares, nor can we assure that stockholders will not lose the entire amount of their investment.

If securities analysts do not initiate coverage or continue to cover our Common Stock or publish unfavorable research or reports about our business, this may have a negative impact on the market price of our common stock.

The trading market for the Common Stock will depend on the research and reports that securities analysts publish about our business and the Company. We do not have any control over these analysts. There is no guarantee that securities analysts will cover the Common Stock. If securities analysts do not cover the Common Stock, the lack of research coverage may adversely affect its market price. If we are covered by securities analysts, and our stock is the subject of an unfavorable report, our stock price and trading volume would likely decline. If one or more of these analysts ceases to cover the Company or fails to publish regular reports on the Company, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

You may experience dilution of your ownership interests because of the future issuance of additional shares of the Common Stock.

In the future, we may issue our authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders. We are currently authorized to issue an aggregate of 55,000,000 shares of capital stock consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock with preferences and rights to be determined by our Board of Directors. As of the Closing of the Share Exchange, there are 20,189,642 shares of our Common Stock and no shares of our preferred stock outstanding. We may also issue additional shares of our Common Stock or other securities that are convertible into or exercisable for our Common Stock in connection with hiring or retaining employees, future Acquisitions, future sales of its securities for capital raising purposes, or for other business purposes. The future issuance of any such additional shares of our Common Stock may create downward pressure on the trading price of the Common Stock. There can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with any capital raising efforts, including at a price (or exercise prices) below the price at which shares of the Common Stock will be quoted on the OTCBB.

PROPERTIES

We have no real property or separate business location at the present time.  Our principal executive office address and telephone number are the office address and telephone number of Gregg W. Koechlein, who is a stockholder, our CFO, COO, Secretary and Treasurer, and are provided at no cost.

MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

There is no “established trading market” for our shares of common stock. Our shares of common stock are listed on the OTC Bulletin Board of the Financial Industry Regulatory Authority, Inc. (“FINRA”) under the symbol “GLFO;” however, management does not expect any established trading market to develop in our shares of common stock unless and until we have material operations. In any event, no assurance can be given that any market for our common stock will develop or be maintained. If a public market ever develops in the future, the sale of shares of our common stock that are deemed to be “restricted securities” pursuant to Rule 144 of the SEC by members of management or others may have a substantial adverse impact on any such market. See the heading “Rule 144” below for requirements of resales of shares of our common stock under Rule 144.

We have a limited public float of approximately 189,642 shares of our outstanding common stock, and there has been no established trading market in our common stock for many years. These factors may result in uncertainty and volatility in the trading price of our common stock that may not have any relation to our current or future prospects.

Set forth below are the high and low Closing bid prices for our common stock for each quarter of 2016, 2017 and the first three quarters of 2018. These bid prices were obtained from OTC Markets, Inc. All prices listed herein reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not represent actual transactions:

Period	High	Low
January 1, 2018 through March 31, 2018	$1.25	$1.25
April 1, 2018 through June 30, 2018	$1.25	$1.25
July 1, 2018 through September 30, 2018	$1.25	$1.25
January 1, 2017 through March 31, 2017	$1.25	$1.25
April 1, 2017 through June 30, 2017	$1.25	$1.25
July 1, 2017 through September 30, 2017	$1.25	$1.25
October 1, 2017 through December 31, 2017	$1.25	$1.25
January 1, 2016 through March 31, 2016	$1.25	$1.25
April 1, 2016 through June 30, 2016	$1.25	$1.25
July 1, 2016 through September 30, 2016	$1.25	$1.25
October 1, 2016 through December 31, 2016	$1.25	$1.25

Rule 144

The following is a summary of the current requirements of Rule 144:

	Affiliate or Person Selling on Behalf of an Affiliate	Non-Affiliate (and has not been an Affiliate During the Prior Three Months)
Restricted Securities of Reporting Issuers

During six-month holding period – no resales under Rule 144 Permitted.

After Six-month holding period – may resell in accordance with all Rule 144 requirements including:

•Current public information,

•Volume limitations,

•Manner of sale requirements for equity securities, and

•Filing of Form 144.

During six- month holding period – no resales under Rule 144 permitted.

After six-month holding period but before one year – unlimited public resales under Rule 144 except that the current public information requirement still applies.

After one-year holding period – unlimited public resales under Rule 144; need not comply with any other Rule 144 requirements.

Restricted Securities of Non-Reporting Issuers

During one-year holding period – no resales under Rule 144 permitted.

After one-year holding period – may resell in accordance with all Rule 144 requirements including:

•Current public information,

•Volume limitations,

•Manner of sale requirements for equity securities, and

•Filing of Form 144.

During one-year holding period – no resales under Rule 144 permitted. After one-year holding period – unlimited public resales under Rule 144; need not comply with any other Rule 144 requirements.

Shell Companies

The following is an excerpt from Rule 144(i) regarding resales of securities of shell companies:

“(i) Unavailability to securities of issuers with no or nominal operations and no or nominal non-cash assets.

(1)

This section is not available for the resale of securities initially issued by an issuer defined below:

(i)

An issuer, other than a business combination related shell company, as defined in §230.405, or an asset-backed issuer, as defined in Item 1101(b) of Regulation AB (§229.1101(b) of this chapter), that has:

(A)

No or nominal operations; and

(B)

Either:

(1)

No or nominal assets;

(2)

Assets consisting solely of cash and cash equivalents; or

(3)

Assets consisting of any amount of cash and cash equivalents and nominal other assets; or

(ii)

An issuer that has been at any time previously an issuer described in paragraph (i)(1)(i).

(2)

Notwithstanding paragraph (i)(1), if the issuer of the securities previously had been an issuer described in paragraph (i)(1)(i) but has ceased to be an issuer described in paragraph (i)(1)(i); is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act; has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports (§249.308 of this chapter); and has filed current “Form 10 information” with the SEC reflecting its status as an entity that is no longer an issuer described in paragraph (i)(1)(i), then those securities may be sold subject to the requirements of this section after 12 months have elapsed from the date that the issuer filed “Form 10 information” with the SEC.

(3)

The term “Form 10 information” means the information that is required by Form 10 or Form 20-F (§249.220f of this chapter), as applicable to the issuer of the securities, to register under the Exchange Act each class of securities being sold under this rule. The issuer may provide the “Form 10 information” in any filing of the issuer with the SEC.  The “Form 10 information” is deemed filed when the initial filing is made with the SEC.”

Securities of a shell company cannot be publicly sold under Rule 144 in the absence of compliance with this subparagraph.  We believe that we are no longer a shell company following the Closing of the Share Exchange, and that Rule 144 will become available one (1) year following the filing of this Current Report.

Holders

We currently have approximately 55 stockholders, not including an indeterminate number who may hold shares in “street name.”

Dividends

We have not declared any cash dividends with respect to our common stock, and do not intend to declare dividends in the foreseeable future. Our future dividend policy cannot be ascertained with any certainty, and if and until we determine to engage in any business or we complete any Acquisition, reorganization or merger, no such policy will be formulated.  There are no material restrictions limiting, or that are likely to limit, our ability to pay dividends on our securities.

Securities Authorized for Issuance under Equity Compensation Plans

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	None	None	None
Equity compensation plans not approved by security holders	None	None	None
Total	None	None	None

Recent Sales of Unregistered Securities; Use of Proceeds from Registered Securities

See the information concerning the issuance of unregistered securities by us contained in this Item 2.01 under “The Share Exchange and Related Transactions” which is incorporated by this reference.  During the last three years, we have not issued any other unregistered securities.

Use of Proceeds of Registered Securities

There were no proceeds received during the calendar year ended December 31, 2017 or since then from the sale of registered securities.

Purchases of Equity Securities by Us and Affiliated Purchasers

During the last three fiscal years, there were no purchases of any equity securities of ours by us or any person on our behalf; nor were there any purchases of our equity securities by any affiliate of ours during the last three fiscal years, other than as described above in this Item 2.01 under “The Share Exchange and Related Transactions” which is incorporated by this reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-looking Statements

Statements made in this Annual Report, which are not purely historical, are forward-looking statements with respect to the goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and our business, including, without limitation, (i) our ability to raise capital, and (ii) statements preceded by, followed by or that include the words “may,” “would,” “could,” “should,” “expects,” “projects,” “anticipates,” “believes,” “estimates,” “plans,” “intends,” “targets” or similar expressions.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following, general economic or industry conditions, nationally and/or in the communities in which we may conduct business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our current or potential business and related matters.

Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made.  We do not undertake, and specifically disclaim, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Plan of Operation

Our plan of operation is described above in this Item 2.01 under the heading “Description of Business – Marketing Plans to License Intellectual Property” which is incorporated herein by this reference.

During the next 12 months, or until we generate enough licensing revenues to support our operations for a period of one year, our only foreseeable cash requirements will relate to maintaining our good standing; the payment of our SEC reporting filing expenses, including associated legal and accounting fees; costs incident to the Share Exchange and the reporting of the Share Exchange, and possibly legal and accounting expenses related to any registration of our shares, and maintaining our good standing as a corporation in our state of organization. We anticipate that the funds we currently have will be sufficient for these purposes.  Our officers, directors and Scientific Advisory Committee members have all agreed to serve without any compensation until such time as the Company has licensing revenues sufficient to support itself and to have sufficient reserves to cover one year of projected expenses.

Results of Operations

For the Period Ended September 30, 2018

High Sierra earned no revenues during the period from inception on August 6, 2018 through September 30, 2018.  High Sierra incurred general and administrative expenses of $6,095 during the period from inception through September 30, 2018.  During the period from inception to September 30, 2018, High Sierra acquired certain applications for provisional patents and other rights for common stock of High Sierra for a value of $7,683.  High Sierra impaired the value of these patent applications due to not being able to determine the value of the items acquired.

As a result of the foregoing, High Sierra incurred a net loss of $13,778 during the period from inception through September 30, 2018.

On a pro forma basis, the combined companies had general and administrative expenses of $45,572 for the nine-month period ended September 30, 2018, other income of $49,561 for the same period principally from the forgiveness of debt, and net income of $3,989.

Liquidity and Capital Resources

At September 30, 2018, High Sierra had $10,455 in cash and $850 in a common stock subscription receivable.  At September 30, 2018, the Company had cash and cash equivalents of $211,233, so the combined companies, on a pro forma basis, had total assets of $244,278 as of September 30, 2018.

The Company believes that it has sufficient assets on hand, on a pro forma basis, to cover operating expenses for the next 12 months.  This is due, in part, to the agreement of our officers, directors and Scientific Advisory Committee members to serve without any compensation until such time as the Company has licensing revenues sufficient to support itself and to have sufficient reserves to cover one year of projected expenses.

The Company may issue additional shares to finance future operations, although we currently have no plans to do so.  Any such issuance will reduce the control of previous investors and may result in substantial dilution to shareholders.

Off-Balance Sheet Arrangements

We had no off-balance sheet arrangements of any kind for the period ended September 30, 2018.

FINANCIAL STATEMENTS AND EXHIBITS

See Item 9.01

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

None; Not applicable.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

Below are the names of and certain information regarding the Company’s current executive officers and directors.  All of these persons were appointed effective as of the Closing of the Share Exchange, except for Michael Vardakis who was already serving as an officer and director of the Company:

Name	Age	Position	Date Named to Board of Directors/as Executive Officer
Vincent C. Lombardi	53	Director, Chief Executive Officer and President	December 2018
Gregg W. Koechlein	69	Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary	December 2018
Michael Vardakis	54	Director	March 2003
Glenn C. Miller	68	Chief Scientific Officer	December 2018

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.  Directors are elected by a plurality of the votes cast at the annual meeting of stockholders and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum.  However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

The authorized number of directors to constitute our Board of Directors is presently two. Pursuant to the terms of the Share Exchange Agreement, High Sierra and the Company agreed that the Company’s Board of Directors, as of the Closing of the Share Exchange, would consist of two members.  Our Board of Directors is now comprised of Messrs. Lombardi and Vardakis. Executive officers are appointed by the Board of Directors and serve at its pleasure.

The principal occupation and business experience during the past five years for our executive officers and directors is as follows:

Vincent C. Lombardi, Ph.D., President, Chief Executive Officer and Director

Dr. Lombardi serves as the Company’s Chief Executive Officer and as its President.  He has served in those capacities for High Sierra since its inception in August 2018 and continues to do so.  For the past five years, Dr. Lombardi has managed a basic and clinical research program.  He received his Ph.D. in Biochemistry from the University of Nevada, Reno in 2006. He has previously served as the Director of Research for the Nevada Center for Biomedical Research and is also an Adjunct Assistant Professor of Biochemistry with the University of Nevada, College of Agriculture, Biotech, Natural Resources.  While Dr. Lombardi is a classically trained Biochemist, he has extensive research experience in the field of Immunology and specifically, in studying the innate immune system and how it relates to chronic disease. He also has substantial experience in clinical research, has authored dozens of peer-reviewed scientific publications.  Prior to his career in science, Dr. Lombardi worked in the investment industry from 1983 to 1999 as a securities broker, an over-the-counter securities trader and as an investment banker. Dr. Lombardi is the inventor of High Sierra’s intellectual property and will guide the Company as its President and Chief Executive Officer.

Gregg W. Koechlein, Esq., Chief Operating Officer, Chief Financial Officer, Secretary, Treasurer and General Counsel

Mr. Koechlein serves as the Company’s Chief Operating Officer, Secretary, Treasurer and General Counsel.  He will also temporarily serve the Company as its Chief Financial Officer. He has served in those capacities for High Sierra since its inception in August 2018 and continues to do so.  Mr. Koechlein has maintained an active law practice for the last five years focusing mainly on transactional work, state and federal court litigation and federal appellate work.  He has also provided consulting services to various clients in the medical, clinical laboratory and restaurant sectors.  Mr. Koechlein received his Juris Doctor degree from the Loyola Law School in Los Angeles, California in 1984. He brings to the Company over 33 years of legal experience and over 45 years of business experience. From 1987 to 1989 Mr. Koechlein was Vice President of Manufacturing and General Counsel of Super Shops, Inc. He served as its President, Chief Operating Officer and General Counsel from 1989 to 1997. As President, he was responsible for all operational and strategic aspects of a chain of 165 retail stores in 31 states, employing nearly 2000 people.  These operations included a mail order sister company startup that had first year annual revenues of $35 million. During his tenure, Super Shops, Inc. grew from 53 to 165 stores, one to four warehouses and the annual consolidated revenues grew from $80 million to approximately $250 million. During this same time period, the Mallory, Inc. subsidiary nearly tripled its annual revenues.

Glenn C. Miller, Ph.D., Chief Scientific Officer

Dr. Miller serves as the Company’s Chief Scientific Officer.  He has served in those capacities for High Sierra since its inception in August 2018 and continues to do so.  For the past five years, Dr. Miller has managed a basic research program. Dr. Miller is a Professor of Natural Resources and Environmental Science at the University of Nevada, Reno. He received his B.S. in Chemistry from the University of California, Santa Barbara and a Ph.D. in Agricultural and Environmental Chemistry (1977) from the University of California at Davis. Following graduate studies, he spent a year of postdoctoral study at the EPA’s Environmental Research Laboratory in Athens, Georgia. He has been on the UNR faculty since 1978 and was Director of the Graduate Program in Environmental Sciences and Health from 1996-2006 and Director of the Center for Environmental Sciences and Engineering from 1999-2003. Dr. Miller also currently serves on the State of Nevada’s Medical Marijuana Independent Laboratory Advisory Committee. As a member of the Scientific Advisory Committee, Dr. Miller brings over 40 years of scientific experience to the Company.

Michael Vardakis, Director

Michael Vardakis served as our President and director since March 6, 2003. Mr. Vardakis resigned the position of President as of the Closing of the Share Exchange but continues to serve as a director. Mr. Vardakis has served as a director for Han Logistics, Inc. from January 1, 2005 to March 3, 2015 and the Chief Executive Officer from April 2012 to February 12, 2015, as Secretary and a director and Treasurer of Asyst Corporation from 2001 to 2004 and as President and Treasurer and a director of Syntony Group, Inc., from March 20, 2003 to April 12, 2004. Since 1991, he has been employed as a salesman, and served as the Secretary, for AAA Jewelry & Loan, Inc. (“AAA Jewelry & Loan”), of Salt Lake City, Utah, a closely-held pawn brokerage business managed and co-owned by Terry S. Pantelakis, Mr. Vardakis’ father-in- law.  Since 1994, Mr. Vardakis has served as an executive officer, a director and a controlling shareholder of Michael Angelo Jewelers, Inc. (“Michael Angelo Jewelers”), of Salt Lake City, Utah, a closely-held retail jewelry business that he founded together with Angelo Vardakis, his brother.  He was a manager and a 50% owner of M.N.V. Holdings, LLC, of Salt Lake City, Utah, a real estate holding company, from July 1997 until April 2002; and since November 1997, Mr. Vardakis has been a manager and a member of M.H.A., LLC, of Salt Lake City, Utah, a closely- held investment company co-owned together with his brother, Angelo Vardakis, among others.  Since June 1996, Mr. Vardakis has served as a director and a controlling shareholder of TMV Holdings, Inc. (“TMV Holdings”), of Sparks, Nevada, an investment company that he co-owns with Vincent C. Lombardi.  He has also been a manager and a member of two Salt Lake City, Utah, real estate holding companies, V Financial, LLC, and BNO, LLC, since December 1999 and January 1997, respectively. He attended the University of Utah, in Salt Lake City, Utah, from 1983 through 1984.

Scientific Advisory Committee

The Company’s Scientific Advisory Committee consists of Karen Schlauch, Ph.D and Timothy Bailey, Ph.D.  Its purpose is to advise the Board of Directors concerning scientific matters related to the development and application of existing and new technologies.  Persons may be elected to, and removed from, the committee by vote of the Company’s Board of Directors.  Certain information concerning the persons who serve on the committee follows:

Karen Schlauch, Ph.D.

Dr. Schlauch received a B.S. Mathematics / Computer Science from the University of Illinois in 1989. She received a M.A. in Mathematics in 1991 from Eastern Illinois University as well as a M.S. in Mathematics from New Mexico State University in 1994.  Dr. Schlauch received her Ph.D. in Mathematics from New Mexico State University in 1998.  She completed her Post-Doctoral Fellowship in 2000 at the National Center for Genome Resources in Santa Fe, New Mexico.  Her interest in the fields of human biostatistics and bioinformatics began with research at the human genetics research institute at DeCODE Genetics in Reykyavik, Iceland, and continued with genomics research in obesity and liver disease at George Mason University and INOVA Fairfax Hospital, as well as at the genotyping facility at the Boston University School of Medicine.  Her current work is centered on providing developing new and robust mathematical and (bio)statistical tools to analyze large whole-genome datasets for researchers state-wide, including GWAS studies, next-generation experiments, and Mass Spectrometry studies.

Timothy Bailey, Ph.D.

Dr. Bailey received a B.S. in Mathematical Science in 1977 from Stanford University.  He received both a M.S. in 1991 and a Ph.D. in Computer Science from the University of California, San Diego.  He completed a Post-Doctoral Fellowship at the San Diego Supercomputer Center in 2000 and a second Post-Doctoral Fellowship at the Karolinska Institute in Stockholm, Sweden in 2001.  From 2002 to 2015, Dr. Bailey was a Professor and held various Research Fellowships at the University of Queensland, Brisbane, Old, Australia. Dr. Bailey was the creator of the sequence motif discovery algorithm “MEME”. This is one of the most heavily used software tools in bioinformatics and has been used to discover and characterize patterns in DNA, RNA and protein sequences. These patterns encode biological signals such as transcription binding sites, splice junctions and the active sites of enzymes. The discovery and characterization of motifs has been important in the study of many biological processes including the regulation of gene expression. MEME has been used and cited over 7000 times. MEME was one of the first algorithms introduced to attack the problem of motif discovery in unaligned sets of sequences, and continues to be used by thousands of biologists each year.  In addition to motif discovery tools, Dr. Bailey’s research has also developed several widely-used tools used for scanning DNA, RNA or protein sequences for motifs represented as weight matrices. These tools can look for sequences enriched in a set of motifs (MAST), individual motif occurrences (FIMO and GLAM2Scan), and sequences containing clusters of motifs characteristic of gene regulatory modules (MCAST).

Directorships Held in Other Reporting Companies

None of our directors or executive officers is a director of a company that is required to file reports under Sections 15 or 13(d) of the Exchange Act.

Director Independence

We have no independent directors at the present time.  We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.”

Family Relationships

There are no family relationships among our Directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

• any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

• any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

• being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

• being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Board Committees

The Company currently has designated only one committee which is the Scientific Advisory Committee.  It has not established any other committees of the Board of Directors. Our Board of Directors may designate from among its members an executive committee and one or more other committees in the future. We do not have a nominating committee or a nominating committee charter. Further, we do not have a policy with regard to the consideration of any director candidates recommended by security holders. To date, other than as described above, no security holders have made any such recommendations. The entire Board of Directors performs all functions that would otherwise be performed by committees, with the exception of the Scientific Advisory Committee. Given the present size of our board it is not practical for us to have additional committees. If we are able to grow our business and increase our operations, we intend to expand the size of our board and allocate responsibilities accordingly.

Audit Committee Financial Expert

We have no separate audit committee at this time. The entire Board of Directors oversees our audits and auditing procedures. The Board of Directors does not believe that any Director is an “audit committee financial expert” within the meaning of Item 407(d)(5) for SEC regulation S-K.

Code of Ethics

We have adopted a Code of Ethics for our principal executive and financial officers. Our Code of Ethics was filed as an Exhibit to our Form 10-K Annual Report for the year ended December 31, 2013, and is referenced in Part IV, Item 15.

Compliance with Section 16(a) of the Exchange Act

Our shares of common stock are registered under the Exchange Act, and therefore our officers, directors and holders of more than 10% of our outstanding shares are subject to the provisions of Section 16(a) which requires them to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon our review during the period ended with the filing of this Current Report, there were no reports required to be filed.

EXECUTIVE COMPENSATION

All Compensation

Vincent C. Lombardi (CEO, President and Director since Closing), Gregg W. Koechlein (CFO, COO, Secretary and Treasurer since Closing) and Glenn C. Miller (Chief Scientific Officer since Closing) since the Closing of the Share Exchange with High Sierra, received no compensation from us during the period from the inception of High Sierra through the Closing of the Share Exchange.  None of them were paid any compensation for services as an officer or employee of High Sierra from its inception in August 2018, to the Closing of the Share Exchange with High Sierra. It is anticipated that compensation will be paid to these gentlemen in the future, the terms of which have not been negotiated or considered at this time.  It should be noted that each of these individuals, and each member of the Scientific Advisory Committee, has agreed that he will serve the Company without any compensation until such time as the Company, has agreed to serve without compensation, until such time as the Company has licensing revenues sufficient to support itself and to have sufficient reserves to cover one year of projected expenses.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation ($) (h)	All Other Compensation ($) (i)	Total Earnings ($) (j)
Michael Vardakis President and Director	12/31/2017 12/31/2016	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Melissa Ladakis Sec./Treas. and Acting CFO	12/31/2017 12/31/2016	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0

Outstanding Equity Awards

We have no outstanding equity or similar awards to members of management.

Outstanding Equity Awards at Fiscal Year-End

Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Vested Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Michael Vardakis	None	None	None	None	None	None	None	None	None
Melissa Ladakis	None	None	None	None	None	None	None	None	None

Compensation of Directors

No compensation was paid to any director for service as a director of High Sierra from its inception on August 6, 2018, to the Closing of the Share Exchange with High Sierra.

No compensation was paid to any of our directors during the nine months ended September 30, 2018, or the last two fiscal years ended December 31, 2017, and 2016.

Compensation of Directors

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Michael Vardakis	None	None	None	None	None	None	None
Melissa Ladakis	None	None	None	None	None	None	None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth the share holdings of those persons who are principal shareholders of our common stock as of the Closing of the Share Exchange:

Ownership of Principal Shareholders

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class
Common	Vincent Lombardi 979 Westcliff Lane Reno, Nevada 89523	8,550,000	42.35%
Common	Gregg W. Koechlein 2560 Greensboro Drive Reno, Nevada 89509	3,250,000	16.10%
Common	Kenny L. De Meirleir Stuivenbergbaan 89 2800 Mechelen Belgium	1,800,000	8.92%
Common	Biored, N.V. De Tyraslaan 111 1120 Brussels Belgium	1,800,000	8.92%
Common	Michael Vardakis 601 South State Street Salt Lake City, Utah 84111	1,800,000	8.92%
Totals		17,200,000	85.19%

(1)

 Unless indicated otherwise, all share ownership is direct.

SEC Rule 13d-3 generally provides that beneficial owners of securities include any person who, directly or indirectly, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within 60 days. Any securities not outstanding which are subject to such options, warrants or conversion privileges exercisable within 60 days are treated as outstanding for the purpose of computing the percentage of outstanding securities owned by that person. Such securities are not treated as outstanding for the purpose of computing the percentage of the class owned by any other person. At the present time there are no outstanding options or warrants.

Security Ownership of Management

The following table sets forth the shareholdings of our directors and executive officers as of the Closing of the Share Exchange with High Sierra:

Ownership of Officers and Directors

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common	Vincent C. Lombardi	8,550,000	44.35%
Common	Gregg W. Koechlein	3,250,000	16.10%
Common	Michael Vardakis	1,800,000	8.92%
Common	Glenn C. Miller	100,000	0.50%
Totals		13,700,000	67.86%

(1)

Unless indicated otherwise, all share ownership is direct.

SEC Rule 13d-3 generally provides that beneficial owners of securities include any person who, directly or indirectly, has or shares voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within 60 days. Any securities not outstanding which are subject to such options, warrants or conversion privileges exercisable within 60 days are treated as outstanding for the purpose of computing the percentage of outstanding securities owned by that person. Such securities are not treated as outstanding for the purpose of computing the percentage of the class owned by any other person. At the present time there are no outstanding options or warrants.

Changes in Control

The Closing of the Share Exchange resulted in a change in control of the Company. See the heading “Share Exchange and Related Transactions” of Item 2.01. To the knowledge of management, there are no other current arrangements or understandings that may result in a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTORS INDEPENDENCE

Transactions with Related Persons

At December 31, 2017, the Company owed $285,381, and as of December 31, 2016, the Company owed $250,795 to related parties for money advanced to the Company or expenses paid on behalf of the Company; $2,500 is non-interest bearing, $2,600 bears annual interest at 24%, $9,286 bears interest at 6%, $3,500 bears annual interest at 7%, $153,512 bears annual interest at 9%, $2,800 bears annual interest at 10% and $1,000 bears annual interest at 18%. The Company received proceeds from these related parties of $10,631 and $13,200 during the years ended December 31, 2017, and 2016, respectively, and did not make any repayments during those periods. The Company accrued $23,955 and $20,575 in interest during the years ended December 31, 2017, and 2016, respectively. The notes are all due on demand. Total principal and accrued interest at December 31, 2017, was $175,198 and $110,183, respectively, resulting in the total payable balance of $285,381.

During 2014, the Company and the President agreed to accrue $3,000 of interest on previous non-interest bearing obligations of about $29,235 and began charging 9% interest on such obligations, effective January 1, 2015.

During the year ended December 31, 2007, the Company converted two notes into its common stock. One note for $5,000 was due on October 13, 2005 and accrued a total interest of $2,500 on that date. This note was converted to common stock at $.07 per share for 71,429 shares. The $2,500 interest on the note is still outstanding and is included in the note payable balance at December 31, 2017.

A second note for $2,500 was converted to common stock during the year ended December 31, 2007, at $.07 per share for 35,714 shares. Accrued interest on the note was not converted and is included in the note payable balance at December 31, 2017.

See Item 2.01 above under “The Share Exchange and Related Transactions – Related Party Transaction” concerning the Share Exchange.

 At September 30, 2018, the Company owed $0 and as of December 31, 2017, the Company owed $285,381 to related parties for money advanced to the Company or expenses paid on behalf of the Company; $2,500 was non-interest bearing, $2,600 bore annual interest at 24%, $9,286 bore interest at 6%, $3,500 bore annual interest at 7%, $169,512 bore annual interest at 9%, $2,800 bore annual interest at 10% and $1,000 bore annual interest at 18%. The Company received proceeds from these related parties of $16,000 and $10,631 during the periods ended September 30, 2018, and 2017, respectively. The Company accrued $118 and $6,149 in interest expense during the three month periods ended September 30, 2018, and 2017, respectively. The Company accrued $13,366 and $17,684 during the nine month periods ended September 30, 2018, and 2017, respectively. The notes were all due on demand.

Effective July 31, 2018, the Company entered into Debt Cancellation Agreements with seven of its related party noteholders pursuant to which it settled approximately $314,747 in debts for the payment of $216,100 from the $500,000 which it borrowed in June, 2018.  This included the settlement of $167,198 in principal and approximately $90,279 in accrued interest, which was settled with the Company’s President, Michael Vardakis, for the payment of $187,000. Total interest forgiven by all noteholders was $98,647.

High Sierra has had no related party transactions from its inception to September 30, 2018.

Promoters and Certain Control Persons

See the heading “Transactions with Related Persons” above.

Parents of the Smaller Reporting Company

We have no parents.

Director Independence

We do not have any independent directors serving on our Board of Directors, and we are not required to have independent directors.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue 50,000,000 shares of common stock, no par value per share.  There are currently 20,189,642 shares of common voting stock issued and outstanding.  The holders of our common stock are entitled to one vote per share on each matter submitted to a vote at a meeting of our stockholders.

Our stockholders have no pre-emptive rights to purchase, subscribe for or otherwise acquire shares of stock of the Corporation, rights, warrants or options to purchase stocks or securities of any kind convertible into stock of the Corporation.  Our common stock is not subject to redemption rights and carries no subscription or conversion rights.  In the event of liquidation of our Company, the shares of common stock are entitled to share equally in corporate assets after satisfaction of all liabilities. All shares of the common stock now outstanding are fully paid and non-assessable.

For additional information regarding our common stock, see our Articles of Incorporation, as amended, that are incorporated herein by reference, from our Form 10-SB registration statement which was filed with the U.S. Securities and Exchange Commission on June 7, 2006.

Preferred Stock

We are authorized to issue 5,000,000 shares of preferred stock, no par value per share, with such rights, privileges and preferences as the Board of Directors may grant by amendment to our Articles of Incorporation.

No Outstanding Options, Warrants or Calls

There are no outstanding options, warrants or calls to purchase any of our authorized securities.

No Provisions Limiting Change of Control

There is no provision in our Articles of Incorporation or Bylaws that would delay, defer, or prevent a change in control of our Company.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Section 7-109-102 of the Colorado Code authorizes a Colorado corporation to indemnify any director against liability incurred in any proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Unless limited by the Articles of Incorporation, Section 7-109-105 authorizes a director to apply for indemnification to the court conducting the proceeding or another court of competent jurisdiction.  Section 7-109-107 extends this right to officers of a corporation as well.

Unless limited by the Articles of Incorporation, Section 7-109-103 requires that a corporation indemnify a director who was wholly successful in defending any proceeding to which he or she was a party against reasonable expenses incurred in connection therewith.  Unless limited by the Articles of Incorporation, Section 7-109-107 extends this protection to officers of a corporation as well.

Pursuant to Section 7-109-104, a corporation may advance a director's expenses incurred in defending any action or proceeding upon receipt of an undertaking and a written affirmation of his or her good faith belief that he or she has met the standard of conduct specified in Section 7-109-102.  Unless limited by the Articles of Incorporation, Section 7-109-107 extends this protection to officers of a corporation as well.

Regardless of whether a director, officer, employee or agent has the right to indemnity under the Colorado Code, Section 7-109-108 allows the corporation to purchase and maintain insurance on his or her behalf against liability resulting from his or her corporate role.

Section 7-109-109 provides that any provision in the Articles of Incorporation that is inconsistent with these provisions shall be unenforceable to the extent of any such inconsistency with the provisions of Sections 7-109-102 through 7-109-108, inclusive.

Our Articles of Incorporation do not limit the Colorado Code indemnification provisions, as set forth in Article XIII of our Articles of Incorporation that are attached to our Form 10-SB registration statement which was filed with the U.S. Securities and Exchange Commission on June 7, 2006 and incorporated herein by this reference.

Article IX of our Bylaws reiterates the provisions of the Colorado Code, and extends this protection to officers and employees of the Company.  Article IX also provides that a judgment or conviction, whether based upon a plea of guilty or nolo contendere or its equivalent, or after trial, shall not in and of itself be deemed to be an adjudication that such director, officer or employee is liable to us for negligence or misconduct in the performance of his or her duties.  This determination can be made, at the option of the director, officer or employee seeking indemnification in any of the following manners:

          *     order of the court or administrative agency having jurisdiction of the action, suit or proceeding;

          *     resolution of a majority of the non-interested members of the Board of Directors;

          *     if there is no quorum after excluding interested directors, by independent legal counsel in a written opinion; or

          *     by the stockholders.

LEGAL PROCEEDINGS

To the best of our knowledge, there are no legal proceedings pending or threatened against the Company or High Sierra; and there are no actions pending or threatened against any of the Company’s or High Sierra’s directors or officers that are adverse to the Company or High Sierra.

Item 3.02 Unregistered Sales of Equity Securities

All share and per share stock numbers in this section are after giving effect to the Share Exchange on the Closing Date, in which each issued and outstanding share of High Sierra’s common stock was exchanged on a one (1) for one (1) share basis for shares of Gulf & Orient common stock.

The information regarding the issuance of unregistered shares of the Company in connection with the Share Exchange set forth in Item 2.01, Completion of Acquisition or Disposition of Assets is incorporated herein by reference.

Shares Issued in Connection with the Share Exchange

On the Closing Date, pursuant to the terms of the Share Exchange Agreement, all 15,433,025 of the issued and outstanding shares of common stock of High Sierra were exchanged for 15,433,025 restricted shares of our common stock.  This transaction was exempt from registration under Section 4(2) of the Securities Act as not involving any public offering.  None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

Sales of Unregistered Securities

In connection with the Acquisition of High Sierra, Gulf & Orient also issued 1,087,525 shares of its common stock to Michael Vardakis, the former President and a current director of Gulf & Orient, for a cash payment of $21,750.50, 120,000 shares of its common stock to Melissa Ladakis, the former Secretary of Gulf & Orient, for services rendered which were valued at $0.02 per share, 30,000 shares of its common stock to Lynette Kelch, for services rendered which were valued at $0.02 per share; and 1,800,000 shares of its common stock to Biored, N.V., a Belgian corporation (“Biored”).  Biored loaned Gulf & Orient $500,000 in early June 2018 at five percent (5.0%) interest per annum.  Biored converted the principal amount of its loan ($500,000) and accrued interest of approximately $14,500 to the 1,800,000 shares of our common stock which it received, at a conversion price of approximately $0.2858 per share.

Each of these issuances was exempt from registration under Section 4(2) of the Securities Act as transactions by an issuer not involving any public offering. The recipients of securities in each transaction represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the share certificates and other instruments issued in such transactions.  None of these securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

Item 5.01 Changes in Control of Registrant.

The information regarding change of control of the Company in connection with the Share Exchange set forth in Item 2.01, under the heading “The Share Exchange and Related Transactions – Change of Control” is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The information regarding departure and election of directors and departure and appointment of principal officers of the Company in connection with the Share Exchange set forth in Item 2.01, Completion of Acquisition or Disposition of Assets is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

Prior to the Share Exchange, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).  As a result of the Share Exchange, we have ceased to be a shell company.  The information contained in this Current Report constitutes the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired

Audited financial statements of High Sierra for the period from inception through September 30, 2018 appear below:

HIGH SIERRA TECHNOLOGIES, INC.

Financial Statements

To The Board of Directors and Stockholders of

High Sierra Technologies, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of High Sierra Technologies, Inc. (the “Company”) as of September 30, 2018, and the related statements of operations, stockholders’ equity (deficit), and cash flows from August 6, 2018 (inception) through September 30, 2018 (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2018, and the results of its operations and its cash flows for from August 6, 2018 (inception) through September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has not generated sufficient cash flows from operations to fund its business operations. This factor, among others, raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Pinnacle Accountancy Group of Utah

We have served as the Company’s auditor since 2018

Farmington, Utah

December 31, 2018

High Sierra Technologies, Inc.

TABLE OF CONTENTS

Page
Balance Sheet	48

Statement of Operation	49

Statement of Stockholders’ Equity	50

Statement of Cash Flows	51

Notes to Financial Statements	52-58

HIGH SIERRA TECHNOLOGIES, INC.

BALANCE SHEET

September 30,
2018

ASSETS

CURRENT ASSETS:
Cash	$ 10,455
Common stock subscription receivable	850

Total Current Assets	11,305

TOTAL ASSETS	$ 11,305

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$ -

Total Current Liabilities	-

STOCKHOLDERS' EQUITY:
Common stock, $.001 par value; 25,000,000 shares authorized;
15,433,025 shares issued and outstanding at September 30, 2018	15,433
Additional paid-in capital	9,650
Retained (deficit)	(13,778)

Total Stockholders' Equity	11,305

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 11,305

HIGH SIERRA TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS

Inception
(August 6, 2018) to
September 30,
2018

Revenues	$ -

Costs of revenues	-

Gross profit	-

Operating expenses
General and administrative expenses	6,095
Impairment loss	7,683

Total operating expenses	13,778

(Loss) from operations before income taxes	(13,778)

Provisions for income taxes	-

Net (loss)	$ (13,778)

(LOSS) PER SHARE	$ (0.00)

WEIGHTED AVERAGE SHARES OUTSTANDING-
BASIC AND DILUTED	15,433,025

HIGH SIERRA TECHNOLOGIES, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY
For the Period from Inception(August 6, 2018) to September 30, 2018

	Capital Stock		Paid-in	Accumulated	Stockholders’
	Shares	Amount	Capital	(Deficit)	Equity
BALANCE, August 6, 2018(Inception)	-	$ -	$ -	$ -	$ -

Common stock issued for cash	2,600,000	2,600	9,650	-	12,250

Common stock issued for services	5,150,000	5,150	-	-	5,150

Common stock issued for patents and intellectual property	7,683,025	7,683	-	-	7,683

Net (loss) for the period August 6, 2018(Inception) to September 30, 2018	-	-	-	(13,778)	(13,778)
BALANCE, September 30, 2018	15,433,025	$ 15,433	$ 9,650	$ (13,778)	$ 11,305

HIGH SIERRA TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS

Inception
(August 6, 2018) to
September 30,
2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Continuing operations
Net (loss)	$ (13,778)
Adjustments to reconcile net loss to net cash used
in operating activities:
Common stock issued for services	5,150
Patents and intellectual property acquired-Impaired	7,683
Changes in assets and liabilities:
Increase in accounts payable and accrued expenses	-

Net cash (used) in operating activities	(945)

CASH FLOWS FROM FINANCING ACTIVITIES:
Stock subscription receivable	(850)
Proceeds from sale of common stock	12,250

Net cash provided by financing activities	11,400

Net increase in cash	10,455

CASH AT BEGINNING PERIOD	-

CASH AT END OF PERIOD	$ 10,455

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$ -
Cash paid for income taxes	$ -

NON-CASH TRANSACTIONS
Common stock issued for patents and intellectual property-Impaired	$ 7,683

High Sierra Technologies, Inc.

Notes to Financial Statements

September 30, 2018

NOTE 1 – Nature of the Business and Basis of Presentation

Description of the Company and Business

High Sierra Technologies, Inc., (the “Company”) is a Nevada corporation that was incorporated on August 6, 2018.  The Company is a start-up that develops patents and other products used in the processing of cannabis and currently are licensing these technologies to companies in the industry.

Basis of Presentation

The accompanying financial statements of High Sierra Technologies, Inc. (“HST”) have been prepared in accordance with accounting principles generally accepted in the United States of America.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the periods presented have been reflected herein.

Concentration of Risk

The Company places its cash and temporary cash investments with established financial institutions.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Stock-based Compensation

The Company records stock-based compensation in accordance with ASC 718, Compensation - Stock Based Compensation and ASC 505, Equity Based Payments to Non-Employees, which requires the measurement and recognition of compensation expense based on estimated fair values for all share-based awards made to employees and directors, including stock options.

ASC 718 requires companies to estimate the fair value of share-based awards on the date of grant using an option-pricing model. The Company uses the Black-Scholes option-pricing model as its method of determining fair value. This model is affected by the Company's stock price as well as assumptions regarding a number of subjective variables. These subjective variables include, but are not limited to the Company's expected stock price volatility over the term of the awards, and actual and projected employee stock option exercise behaviors. The value of the portion of the award that is ultimately expected to vest is recognized as an expense in the statement of operations over the requisite service period.

All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable.

Intangibles with Finite Lives

The Company applies the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360-10, Property, Plant and Equipment, where applicable to all long lived assets. FASB ASC 360-10 addresses accounting and reporting for impairment and disposal of long-lived assets. The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with FASB ASC 360-10. FASB ASC 360-10 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal.

The Company does not amortize any intangible assets with finite lives.

Goodwill and intangible assets are reviewed for potential impairment whenever events or circumstances indicate that their carrying amounts may not be recoverable.  Management determined an impairment adjustment related to these intangibles was necessary at September 30, 2018 in the amount of $7,683 due to the uncertainty in the realization of the intangible value of these assets.

Revenue Recognition

The Company applies ASC 606 — Revenue from Contracts with Customers. Under ASC 606, the Company recognizes revenue from the commercial sales of products, licensing agreements and contracts to perform pilot studies by applying the following steps: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to each performance obligation in the contract; and (5) recognize revenue when each performance obligation is satisfied.

Advertising

Advertising costs are expensed as incurred.

Fair Value of Financial Instruments

The Company adopted FASB ASC 820, Fair Value Measurements and Disclosures, which provides a framework for measuring fair value under GAAP. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The standard also expands disclosures about instruments measured at fair value and establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices for identical assets and liabilities in active markets;

Level 2 — Quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets; and

Level 3 — Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

Income Taxes

The Company accounts for income taxes under Section 740-10-30 of the FASB Accounting Standards Codification.  Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.  Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

The Company adopted section 740-10-25 of the FASB Accounting Standards Codification (“Section 740-10-25”).  Section 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements.  Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.  The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement.  Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.  The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of Section 740-10-25.

Segments

The Company operates in one business segment, namely the business of (1) Product development, (2) Patent development and (3) Other services in the marijuana sector.

Loss Per Share

Net loss per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification.  Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.  Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period.  There were no potentially dilutive shares outstanding as of September 30, 2018.

Recent Accounting Pronouncements

We do not expect the adoption of recently issued accounting pronouncements to have a significant impact on our results of operations, financial position or cash flow.

NOTE   2 – Financial Condition and Going Concern

The Company’s financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company sustained operating losses in the current and prior years and may not achieve the level of profitable operations to sustain its activities.  These factors raise substantial doubt as to its ability to obtain debt and/or equity financing and achieve profitable operations.

Management intends to raise additional operating funds through equity and/or debt offerings.  However, there can be no assurance management will be successful in its endeavors.  Ultimately, the Company will need to achieve profitable operations in order to continue as a going concern.

There are no assurances that HST will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placement, public offerings and/or bank financing necessary to support its working capital requirements. To the extent that funds generated from operations and any private placements, public offerings and/or bank financing are insufficient, the Company will have to raise additional working capital.  No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to HST.  If adequate working capital is not available to HST it may be required to curtail its operations.

NOTE 3 – Intangibles

During the period from inception to September 30, 2018, the Company acquired certain provisional patents and other rights for common stock in the Company for a value of $7,683.  The Company has impaired the value of these patents due to not being able to determine the value of the items acquired.

NOTE 4 – Income Taxes

The Company adopted the provisions of ASC 740-10 (formerly known as FIN No. 48, Accounting for Uncertainty in Income Taxes). ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements. ASC 740-10 requires a company to determine whether it is more likely than not that a tax position will be sustained upon examination based upon the technical merits of the position. If the more-likely-than-not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements. The application of income tax law is inherently complex. Laws and regulation in this area are voluminous and are often ambiguous. As such, we are required to make many subjective assumptions and judgments regarding the income tax exposures. Interpretations and guidance surrounding income tax laws and regulations change over time. As such, changes in the subjective assumptions and judgments can materially affect amounts recognized in the balance sheets and statements of income.

The Company has no unrecognized tax benefit, which would affect the effective tax rate if recognized. There has been no significant change in the unrecognized tax benefit during the period ended September 30, 2018.

We classify interest and penalties arising from the underpayment of income taxes in the statement of income under general and administrative expenses. As of September 30, 2018, we had no accrued interest or penalties related to uncertain tax positions.

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The components of deferred income tax assets (liabilities) at September 30, 2018, were as follows:

	Balance	Rate	Tax
Federal loss carryforward (expires through 2037)	$ 13,778	21%	$ 2,893
Valuation allowance			(2,893)
Deferred tax asset			$ -

Due to the passage of the “Tax Cuts and Jobs Act” on December 20, 2017 the rate of the U.S. Federal Income Tax dropped from 34% to 21%, which is a flat percentage tax rate used for the calculation of the deferred income tax assets.

NOTE 5 – Capital Changes

Common Stock

The Company issued 15,433,025 shares of its common stock at $.001 per share for total proceeds of $25,083 during the period ended September 30, 2018 of which $11,400 was paid for in cash, $7,683 was paid by the contribution of certain intangibles, $5,150 was for contributed services and $850 was stock subscription receivables that were paid to the Company on October 4, 2018.

NOTE 6 – Contingencies and Litigation

At the report date, the Company had no material unrecorded contingencies.

NOTE 7 – Subsequent Events

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to September 30, 2018 through the date these financial statements were available to be issued and has determined that it does not have any material subsequent events to disclose in these financial statement other than the events described above.

(b) Pro Forma Financial Information

Unaudited pro-forma condensed financial statements of the Company and High Sierra for the nine month period ended September 30, 2018 appear below:

HIGH SIERRA TECHNOLOGIES, INC.
Unaudited Pro-Forma Condensed Consolidated Balance Sheet
As of September 30, 2018

	Historical			Pro-Forma
	HST	GOS		Adjustments	Pro-Forma
ASSETS

Current assets
Cash and cash equivalents	$ 10,455	$ 211,223	#2	$ 21,750	$ 243,428
Common stock subscription receivable	850	-		-	850
Total current assets	11,305	211,223		21,750	244,278

Total assets	$ 11,305	$ 211,223		$ 21,750	$ 244,278

LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)

Current liabilities
Accounts payable and accrued expenses	$ -	$ 7,748		$ -	$ 7,748
Notes payable (current)	-	508,078	#3	5,922	-
			#4	(514,000)
Total current liabilities	-	515,826		(508,078)	7,748
Total liabilities	-	515,826		(508,078)	7,748

Stockholders' Equity/(Deficit)
Common stock	15,433	110,428	#1	(108,709)	20,190
			#2	1,088
			#3	1,800
			#5	150
Additional paid in capital	9,650	-	#1	108,709	230,118
			#2	20,662
			#4	512,200
			#5	2,850
			#6	(423,953)
Accumulated deficit	(13,778)	(415,031)	#3	(5,922)	(13,778)
			#5	(3,000)
			#6	423,953
Total stockholders' equity/(deficit)	11,305	(304,603)		529,828	236,530

Total liabilities and stockholders' equity/(deficit)	$ 11,305	$ 211,223		$ 21,750	$ 244,278

See Accompanying Notes to Unaudited Pro-Forma Condensed Consolidated Financial Statements

GULF & ORIENT STEAMSHIP COMPANY, LTD.

Notes to Unaudited Pro Forma Consolidated Balance Sheet and

Consolidated Statement of Operations

Note 1-Basis of Presentation

The accompanying unaudited pro forma condensed consolidated financial statements present the pro forma results of operations and financial position of Gulf & Orient Steamship Company, Ltd. (hereafter referred to as GOS) and High Sierra Technologies, Inc. (hereafter referred to as HST) on a combined basis based on the historical financial information of each company and after giving effect to the acquisition of HST by GOS. The acquisition was recorded using the acquisition method of accounting.

The unaudited pro forma combined consolidated balance sheet as of September 30, 2018 combines the historical results for GOS as of September 30, 2018 and the historical results for HST as of September 30, 2018, as if the acquisition had occurred on September 30, 2018. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2018, combines the historical results for GAC for the nine months ended September 30, 2018 and the historical results for HST for the period from inception(August 6, 2018) through September 30, 2018, as if the acquisition had occurred on January 1, 2018.

Note 2-Pro Forma Adjustments

1.

 Since there was no par value for GOS, this adjustment reflects that all shares have a par value of $.001.

2.

This adjustment reflects the sale of 1,087,525 shares of GOS common stock at $.02 subsequent to September 30, 2018.

3.

This adjustment reflects the accrual of interest to the date a note was converted to common stock on GOS subsequent to September 30, 2018, as reflected in adjustment 4.

4.

This adjustment reflects the conversion of a note and accrued interest by GOS into 1,800,000 shares of its common stock subsequent to September 30, 2018.

5.

This adjustment reflects the issuance of 150,000 shares of GOS common stock at $.02 subsequent to September 30, 2018 for services rendered not accrued at September 30, 2018.

6.

This adjustment reflects the reorganization whereby HST is the acquirer for accounting purposes and closes out GOS’s retained deficit into Additional Paid-in Capital as part of the reorganization.

(b)

Exhibits

Exhibit No.

Description

2.1

Share Exchange Agreement by and among Gulf & Orient Steamship Company, Ltd., High Sierra Technologies, Inc. and the shareholders of High Sierra Technologies, Inc. dated December 31, 2018

10.1

Assignment of Application (Provisional Patent) #62620726 from Vincent C. Lombardi to High Sierra Technologies, Inc. dated September 27, 2018

10.2

Assignment of Application (Provisional Patent) #62633478 from Vincent C. Lombardi to High Sierra Technologies, Inc. dated September 27, 2018

10.3

Promissory Note Conversion Agreement between Biored N.V. and Gulf & Orient Steamship Company, Ltd. dated December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF & ORIENT STEAMSHIP COMPANY, LTD.

Date:	December 31, 2018	By:	/s/ Vincent C. Lombardi________
Vincent C. Lombardi
President and Director